SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) . . . . . . . . . May 21, 1998
                                                                   ------------


                        SOUTH BRANCH VALLEY BANCORP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      West Virginia             0-16587                        55-0672148
------------------------     ----------------           ------------------------
     (State of other          (Commission                   (I.R.S. Employer
      jurisdiction              File Number)                 Identification No.)


                     310 Main Street, Moorefield, WV,           26836
           --------------------------------------------------------------
            (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code . . (304) 538-2353
                                                              --------------


                                       N/A
          --------------------------------------------------------------
          (Former name or former address, if changed since last report.)











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Item 5.  Other Events

      The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.


Response:

      The Board of Directors of South Branch Valley Bancorp, Inc. (the "Company") has authorized management to purchase from time to time up to 5,000 shares of Company stock. Purchases may or may not be made up to this full amount. Management will purchase shares at prices it believes to be a good investment. One use of the acquired shares will be to fund the Company's benefit plans.





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Pursuant  to the  requirement  of the  Securities  Exchange  Act  of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          South  Branch Valley Bancorp, Inc.

May 21, 1998                              By  /s/  H. Charles Maddy, III
-------------                             -------------------------------------
 (Date)                                   H. Charles Maddy, III
                                          Its President and
                                          Chief Executive Officer





CHS163067



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